EXHIBIT 1

JOINT FILING AGREEMENT

Pursuant to Rule 13(d)-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned acknowledges and agrees that the foregoing statement on Schedule 13D is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated as of March 12, 2013.

GORES RADIO HOLDINGS, LLC
By: The Gores Group, LLC, its Manager

By:	/s/ Steven Eisner

Name: Steven Eisner
Title: Managing Director

THE GORES GROUP, LLC

By:	/s/ Steven Eisner

Name: Steven Eisner
Title: Managing Director

CUSIP No. 961815305	13D

TRITON MEDIA GROUP, LLC

By:	/s/ Neal Schore

Name: Neal Schore
Title: President and Chief Executive Officer

CUSIP No. 961815305	13D

OCM PRINCIPAL OPPORTUNITIES FUND III, L.P.

OCM PRINCIPAL OPPORTUNITIES FUND IIIA, L.P.

By:	OCM Principal Opportunities Fund III GP, L.P.
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	General Partner

By:	/s/ Richard Ting

Name: Richard Ting
Title: Authorized Person

By:	/s/ Martin Boskovich

Name: Martin Boskovich
Title: Authorized Person

OCM PRINCIPAL OPPORTUNITIES FUND III GP, L.P.

By:	Oaktree Fund GP I, L.P.
Its:	General Partner

By:	/s/ Richard Ting

Name: Richard Ting
Title: Authorized Person

By:	/s/ Martin Boskovich

Name: Martin Boskovich
Title: Authorized Person

OAKTREE FUND GP I, L.P.

By:	/s/ Richard Ting

Name: Richard Ting
Title: Authorized Person

By:	/s/ Martin Boskovich

Name: Martin Boskovich
Title: Authorized Person

CUSIP No. 961815305	13D

OAKTREE CAPITAL I, L.P.

By:	OCM Holdings I, LLC
Its:	General Partner

By:	/s/ Richard Ting

Name: Richard Ting
Title: Managing Director, Associate General Counsel and Assistant Secretary

By:	/s/ Martin Boskovich

Name: Martin Boskovich
Title: Senior Vice President

OCM HOLDINGS I, LLC

By:	/s/ Richard Ting

Name: Richard Ting
Title: Managing Director, Associate General Counsel and Assistant Secretary

By:	/s/ Martin Boskovich

Name: Martin Boskovich
Title: Senior Vice President

OAKTREE HOLDINGS, LLC

By:	Oaktree Capital Group, LLC
Its:	Managing Member

By:	/s/ Richard Ting

Name: Richard Ting
Title: Managing Director, Associate General Counsel and Assistant Secretary

By:	/s/ Martin Boskovich

Name: Martin Boskovich
Title: Senior Vice President

CUSIP No. 961815305	13D

OAKTREE CAPITAL GROUP, LLC

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director, Associate General Counsel and Assistant Secretary

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director, Associate General Counsel and Assistant Secretary

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President

OCM PRINCIPAL OPPORTUNITIES FUND IV, L.P.

By:	OCM Principal Opportunities Fund IV GP, L.P.
Its:	General Partner

By:	OCM Principal Opportunities Fund IV GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President

CUSIP No. 961815305	13D

OCM PRINCIPAL OPPORTUNITIES FUND IV GP, L.P.

By:	OCM Principal Opportunities Fund IV GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President

OCM PRINCIPAL OPPORTUNITIES FUND IV GP LTD.

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President

OAKTREE CAPITAL MANAGEMENT, L.P.

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President

CUSIP No. 961815305	13D

OAKTREE HOLDINGS, INC.

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director, Associate General Counsel and Assistant Secretary

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President